Non-GAAP Measures, Adjustments and
Definitions

Updated May 3, 2022

Forward-Looking Statements

Masimo Corporation (“Masimo”, “MASI”, or the “Company”) cautions you that statements included in this document that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company’s results to differ materially and adversely from historical results or those expressed or implied by such forward-looking statements.
Further information on Masimo’s disclaimer and forward-looking statements and the potential risks and uncertainties that could cause actual results to differ materially are more fully described in the Company’s press releases and periodic filings with the Securities and Exchange Commission.

Non-GAAP Measures & Adjustments

The Company uses certain non-GAAP financial measures such as constant currency revenue growth, non-GAAP gross profit/margin percentage, non-GAAP SG&A expense percentage, non-GAAP R&D expense percentage, non-GAAP operating income/margin percentage, non-GAAP provision for income taxes/tax rate, non-GAAP net income, non-GAAP net income per diluted share, adjusted EBITDA and adjusted free cash flow. These non-GAAP financial measures may include certain adjustments related to the following items:
>    Constant currency revenue adjustments
>    Acquisition, integration and related costs
>    Acquired tangible asset amortization
>    Acquired intangible asset amortization
>    Litigation related expenses, settlements and awards
>    Business transition and related costs
>    Realized and unrealized gains or losses
>    Financing related adjustments
>    Tax impact of non-GAAP adjustments
>    Tax events
>    Excess tax benefits from stock-based compensation expense
>    Other adjustments

Non-GAAP Measures & Adjustments
The Company also uses non-GAAP liquidity measures such as adjusted free cash flow, which excludes certain cash items related to the foregoing that may impact period-to-period comparability, and adjusted EBITDA, which excludes non-cash stock-based compensation expense.
The Company uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance and liquidity of its core business operations, which are generally designated as “non-GAAP” measures herein. Management believes that providing investors with these non-GAAP financial measures gives investors additional information to enable them to assess, in the same way management assesses, the Company’s current and future core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs and expenditures associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.
Reconciliations of the non-GAAP financial measures to the nearest comparable GAAP financial measures can be found on the Investor Relations section of the Company’s website.

Non-GAAP Definitions
>    Constant currency revenue adjustments
▪Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our revenue growth rate will continue to occur in future periods.
>    Acquisition, integration and related costs
▪These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments and divestitures, including but not limited to, asset impairments and in-process research and development.
>    Acquired tangible asset amortization
▪These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired tangible assets and asset valuation step-ups.
>    Acquired intangible asset amortization
▪These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired intangible assets including, but not limited to customer relationships, intellectual property, trade names and non-competition agreements.

Non-GAAP Definitions
>    Litigation related expenses, settlements and awards
▪These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results.
>     Business transition and related costs
▪These transactions represent gains, losses, and other related costs associated with business transition plans. These items may include but are not limited to severance, relocation, consulting, leasehold exit costs, asset impairment, and other related costs to rationalize our operational footprint and optimize business results.
>    Realized and unrealized gains or losses
▪These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. Changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business.

Non-GAAP Definitions
>    Financing related adjustments
▪The Company may enter into various financial arrangements whereby costs are incurred and certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company and therefore excludes these costs from non-GAAP earnings. For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP earnings per diluted share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis.
>    Tax impact of non-GAAP adjustments
▪In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments.
>    Tax events
▪This represents certain tax events that impact period over period comparability and do not represent the underlying ongoing results of the core operations. The Company may choose to exclude these tax events from non-GAAP earnings.
>    Excess tax benefits from stock-based compensation expense
▪GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers.

Non-GAAP Definitions
>    Adjusted free cash flow
▪Represents free cash flow (cash flow from operations less cash used in the purchase of property, plant and equipment) adjusted for the impact of cash receipts or payments relating to certain previously described non-GAAP adjustments, which may impact period-to-period comparability.
>    Adjusted EBITDA
▪Represents earnings before non-operating income/expense, taxes, depreciation and amortization, as adjusted for the applicable non-GAAP adjustments previously described, and further excluding non-cash stock-based compensation expense.
>    Other adjustments
▪In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings.